                                                                    EXHIBIT 10.1



                             NOTE WARRANT AGREEMENT




                                   Dated as of

                                  May 31, 2000

                                     between

                         HUNTSMAN PACKAGING CORPORATION


                                       and


                              THE BANK OF NEW YORK,



                                as Warrant Agent




                  ---------------------------------------------

                                  Warrants for
                                 Common Stock of
                         Huntsman Packaging Corporation
                  ---------------------------------------------

                                TABLE OF CONTENTS

Page
----

 ARTICLE I  Definitions
            -----------
SECTION 1.01.  Definitions          1
               -----------
SECTION 1.02.  Other Definitions    6
               -----------------
SECTION 1.03.  Rules of Construction      6
               ---------------------
 ARTICLE II  Note Warrant Certificates
             -------------------------
SECTION 2.01.  Form and Dating.     7
               ---------------
SECTION 2.02.  Execution and Authentication           7
               ----------------------------
SECTION 2.04.  Note Warrantholder Lists   8
               ------------------------
SECTION 2.05.  Transfer and Exchange      8
               ---------------------
SECTION 2.06.  Replacement Certificate    9
               -----------------------
SECTION 2.07.  Outstanding Note Warrants  9
               -------------------------
SECTION 2.08.  Temporary Note Warrants    9
               -----------------------
SECTION 2.09.  Cancelation          10
               -----------
SECTION 2.10.  CUSIP Numbers        10
               -------------
 ARTICLE III  Exercise Terms
              --------------
SECTION 3.01.  Exercise 10
               --------
SECTION 3.02.  Exercise Periods; Notice of Exercisability   10
               ------------------------------------------
SECTION 3.03.  Expiration           10
               ----------
SECTION 3.04.  Manner of Exercise   11
               ------------------
SECTION 3.05.  Issuance of Note Warrant Shares              11
               -------------------------------
SECTION 3.06.  Fractional Note Warrant Shares               12
               ------------------------------
SECTION 3.07.  Reservation of Note Warrant Shares           12
               ----------------------------------
SECTION 3.08.  Compliance with Law  13
               -------------------
SECTION 3.09.  Registration Rights Agreement                13
               -----------------------------
SECTION 3.10.  Agreements of Holders After Exercise         13
               ------------------------------------
 ARTICLE IV  Antidilution Provisions
             -----------------------
SECTION 4.01.  General  14
               -------
SECTION 4.02.  Stock Dividends, Subdivisions and Combinations    14
               ----------------------------------------------
SECTION 4.03.  Issuance of Common Stock   14
               ------------------------
SECTION 4.04.  Distributions of Assets or Securities Other than Common Stock  17
               -------------------------------------------------------------
SECTION 4.05.  Capital Reorganization, Capital Reclassifications, Merger, Etc.18
               ---------------------------------------------------------------
SECTION 4.06.  Other Actions Affecting Common Stock    18
               ------------------------------------
SECTION 4.07.  Miscellaneous     19
               -------------
 ARTICLE V  Warrant Agent
            -------------
SECTION 5.01.  Appointment of Warrant Agent                 22
               ----------------------------
SECTION 5.02.  Rights and Duties of Warrant Agent           22
               ----------------------------------
SECTION 5.03.  Individual Rights of Warrant Agent           23
               ----------------------------------
SECTION 5.04.  Warrant Agent's Disclaimer 23
               --------------------------
SECTION 5.05.  Compensation and Indemnity 23
               --------------------------
SECTION 5.06.  Successor Warrant Agent    24
               -----------------------
 ARTICLE VI  Miscellaneous
             -------------
SECTION 6.01.  SEC Reports          26
               -----------
SECTION 6.02.  Persons Benefitting  26
               -------------------
SECTION 6.03.  Rights of Holders    26
               -----------------
SECTION 6.04.  Amendment.           26
               ----------
SECTION 6.05.  Notices  27
               -------
SECTION 6.06.  Governing Law        27
               -------------
SECTION 6.07.  Successors           28
               ----------
SECTION 6.08.  Multiple Originals   28
               ------------------
SECTION 6.09.  Table of Contents    28
               -----------------
SECTION 6.10.  Severability         28
               ------------


APPENDIX                PROVISIONS RELATING TO NOTE WARRANTS

EXHIBIT A               Form of Face of Note Warrant Certificate
EXHIBIT B               Form of Transferee Letter of Representation

                                NOTE WARRANT AGREEMENT dated as of May 31, 2000
                        (this "Note Warrant Agreement"), between HUNTSMAN PACKAGING CORPORATION, a Utah corporation (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, as warrant agent (the "Warrant Agent").


                The Company desires to issue the warrants (the "Note Warrants") described herein. The Note Warrants will initially entitle the holders thereof (the "Holders") to purchase, in the aggregate, 18,532 shares of Common Stock, no par value, of the Company ("Common Stock") in connection with an offering (the "Offering") by the Company of 220,000 units (the "Units"). Each Unit consists of: (i) $1,000 principal amount of the Company's 13% Senior Subordinated Notes due 2010 (a "Note") and (ii) one warrant (each, a "Note Warrant") to purchase
0.08424 shares of Common Stock.

                The Note Warrants will not trade separately from the Notes until the earliest date (the "Separation Date") to occur of (i) 180 days after the date hereof, (ii) a Change of Control, (iii) the occurrence of an Event of Default, (iv) the date on which a registration statement with respect to the Notes or a Registered Exchange Offer for the Notes is declared effective and (v) such earlier date as determined by CSI in its discretion.

                The Company further desires the Warrant Agent to act on behalf of the Company in connection with the issuance, transfer, exchange and exercise of the Note Warrants and other matters as provided herein and the Warrant Agent is willing to so act.

                Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of Note Warrants:


                                    ARTICLE I

                                   Definitions

                SECTION 1.01. Definitions.

                "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                "Board of Directors" or "Board" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

                "Business Day" means each day that is not (a) Pioneer Day in the State of Utah, (b) a Saturday, Sunday, or legal holiday or (c) any other day on which banks are not required to be open in New York, New York; provided, however, that any determination of a Business Day relating to a securities exchange or other securities market means a Business Day on which such exchange or market is open for trading.

                "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

                "Cashless Exercise Ratio" means a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per share of the Common Stock on the Exercise Date.

                "Certificated Note Warrants" means certificated Note Warrants in fully registered definitive form.

                "Change of Control" shall have the meaning assigned to it in the Indenture.

                "Closing Date" means the date on which the Note Warrants are initially issued.

                "Common Stock" shall have the meaning assigned to it in the preamble hereto.

                "Convertible Securities" means any Capital Stock, evidence of indebtedness or other securities or rights convertible into or exchangeable for Common Stock.

                "CSI" means Chase Securities Inc.

                "Current Market Value" means, for any security as of any date of determination, the price per share or other applicable unit determined as follows: (a) if such security is Publicly Traded as of the date of determination, the price shall be determined by computing the average, over a period consisting of the most recent twenty-one (21) Business Days occurring on or prior to the date of determination, of the applicable price set forth below (but excluding any trades or quotations that are not bona fide, arm's length transactions): (i) the average of the closing prices for such security on such Business Day on all domestic national securities exchanges on which such security may be listed if such exchanges are the primary securities markets for such security, or (ii) if there have been no sales on any such exchange on such Business Day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such Business Day if such exchanges are the primary securities markets for such security, or
(iii) if on any Business Day such security is not so listed, the closing sales price on such Business Day quoted on the Nasdaq National Market or the Nasdaq Small-Cap Market, as applicable, or if there have been no sales on the Nasdaq National Market or the Nasdaq Small-Cap Market, as the case may be, on such Business Day, the average of the highest bid and lowest asked prices quoted on the Nasdaq National Market or the Nasdaq Small-Cap Market, as the case may be;
(iv) if on any Business Day such security is not so listed and not quoted in the Nasdaq National Market or Nasdaq Small-Cap Market, the average of the highest bid and lowest asked prices on such Business Day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization; provided, however, that (1) for the purposes of any determination of the "Current Market Value" of any share of a security on any day after the "ex" date or any similar date for any dividend or distribution paid or to be paid with respect to such security, any price of such security on a day prior to such "ex" date or similar date shall be reduced by the fair market value of the per share amount of such dividend or distribution as determined in good faith by the Board of Directors of the Company and (2) for the purposes of any determination of the "Current Market Value" of any security on any day on or after (i) the effective day of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding securities or (ii) the "ex" date or any similar date for any dividend or distribution with respect to such securities in shares of that security, any price of such security on a day prior to such effective date or "ex" date or similar date shall be appropriately adjusted to reflect such subdivision, combination, dividend or distribution; and (b) if such security is not Publicly Traded as of the date of determination, in the case of the Common Stock, the Enterprise Value Per Share, and, in the case of any other security, the fair market value of one share or other applicable unit of such security, shall be determined in good faith by the Board exercising reasonable business judgment.

                "Enterprise Value" means the highest price that would be paid for the entire common equity interest in the Company on a going-concern basis in a single arm's-length transaction between a willing buyer and a willing seller (neither acting under compulsion), using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale. For the purposes of determining Enterprise Value, (i) the exercise price of Options to acquire Common Stock that are not Out of the Money shall be deemed to have been received by the Company and (ii) the liquidation preference or indebtedness, as the case may be, represented by Convertible Securities that are not Out of the Money shall be deemed to have been eliminated or canceled.

                "Enterprise Value Per Share" means the price per share of Common Stock obtained by dividing (A) the Enterprise Value by (B) the number of shares of Common Stock outstanding (on a Fully Diluted Basis) at the time of determination.

                "Event of Default" shall have the meaning assigned to it in the Indenture.

                "Exchange Act" means the Securities Exchange Act of 1934.

                "Exercisability Date" means the first day that an Exercise Event shall have occurred.

                "Exercise Date" means, for a given Note Warrant, the day on which such Note Warrant is exercised pursuant to Section 3.04.

                "Exercise Event" means the occurrence of (i) the closing of an initial public equity offering of the Company, (ii) a class of equity securities of the Company being listed on a national securities exchange or being authorized for quotation on the Nasdaq National Market or is otherwise subject to registration under the Exchange Act or (iii) the Separation Date.

                "Fully Diluted Basis" means, with respect to the Common Stock at any time of determination, the number of shares of Common Stock that would be issued and outstanding at such time, assuming full conversion, exercise and exchange of all issued and outstanding Convertible Securities and Options that shall be (or may become) exchangeable for, or exercisable or convertible into, Common Stock, including any warrants to purchase Common Stock of the Company (including the Note Warrants), except that the number of shares of Common Stock outstanding on a Fully Diluted Basis shall not include the number of shares of Common Stock issuable upon exercise, conversion or exchange of Options or Convertible Securities that, at the time of determination, are Out of the Money.

                "Holder" or "Note Warrantholder" means the Person in whose name a Note Warrant is registered on the Warrant Registrar's books.

                "Indenture" means the Indenture dated as of May 31, 2000, among the Company, the Note Guarantors and the Trustee, with respect to the Notes, as it may be amended, modified or supplemented from time to time.

                "Initial Purchasers" means CSI and Deutsche Bank Securities Inc.

                "Note Guarantors" shall have the meaning assigned to it in the Indenture.

                "Note Warrant Agreement" means this Note Warrant Agreement as amended or supplemented from time to time.

                "Note Warrant Certificates" mean the registered certificates (including the Global Note Warrants) issued by the Company under this Note Warrant Agreement representing the Note Warrants.

                "Note Warrant Shares" means (a) the shares of Common Stock issued or issuable upon exercise of a Note Warrant in accordance with Article III, (b) all other securities or other property issued or issuable or delivered or deliverable upon any such exercise in accordance with this Note Warrant Agreement and (c) any securities of the Company distributed with respect to the securities referred to in the preceding clauses (a) and (b).

                "Offering Memorandum" means the Offering Memorandum dated May 25, 2000, of the Company.

                "Officer" means the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company.

                "Officers' Certificate" means a certificate signed by two Officers.

                "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Warrant Agent. Such counsel may be an employee of or counsel to the Company or the Warrant Agent.

                "Options" means any warrants, options or other rights to subscribe for or to purchase (i) Common Stock or (ii) Convertible Securities.

                "Out of the Money" means, at any date of determination (a) in the case of an Option, that the aggregate Current Market Value as of such date of the shares of Common Stock issuable upon the exercise of such Option is less than the aggregate exercise price payable upon such exercise and (b) in the case of a Convertible Security, that the quotient resulting from dividing the Current Market Value as of such date of such Convertible Security by the number of shares issuable as of such date upon conversion or exchange of such Convertible Security is greater than the Current Market Value of a share of Common Stock.

                "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over Capital Stock of any other class of such Person, including the Company's Series A Cumulative Exchangeable Redeemable Preferred Stock.

                "Preferred Stock Warrants" means the warrants to purchase initially 43,242 shares of the Common Stock issuable under the Warrant Agreement dated as of May 31, 2000, among the Company and the holders of Preferred Stock party thereto, as such number or warrants may be adjusted under certain circumstances specified in such Warrant Agreement.

                "Publicly Traded" means, with respect to any security, that such security is (a) listed on a domestic securities exchange, (b) quoted on the Nasdaq National Market or the Nasdaq Small-Cap Market or (c) traded in the domestic over-the-counter market, which trades are reported by the National Quotation Bureau, Incorporated.

                "Registered Exchange Offer" shall have the meaning assigned to it in the Indenture.

                "Registration Rights Agreement" means the Registration Rights Agreement dated as of the date hereof among the Company, the Initial Purchasers, the Warrant Agent and the other security holders of the Company party thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof.

                "Restated Charter" means the amended and restated certificate or articles of incorporation of the Company, as in effect at the time in question, including any certificates of designation or articles of amendment filed with the Secretary of State of the State of Utah pursuant to the terms thereof.

                "SEC" or "Commission" means the Securities and Exchange Commission.

                "Securities" means the Note Warrants and the Note Warrant
Shares.

                "Securities Act" means the Securities Act of 1933, as amended.

                "Separation Date" has the meaning assigned to it in the recitals hereto.

                "Stockholders Agreement" means the Stockholders' Agreement dated as of the date hereof among the Company, the holders of Common Stock party thereto and the other security holders of the Company party thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof.

                "Trustee" means The Bank of New York, or any successor trustee under the Indenture.

                "Uniform Commercial Code" shall have the meaning assigned to it in the Indenture.

                "Warrant Agent" means the party named as such in this Note Warrant Agreement until a successor replaces it and, thereafter, means the successor.

                "Warrant Officer" means any officer within the corporate trust department of the Warrant Agent, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Warrant Agent who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such Person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Warrant Agreement.

                "Wholly Owned Subsidiary" shall have the meaning assigned to it in the Indenture.

                SECTION 1.02. Other Definitions.

                                                  Defined in
                   Term                            Section
                   ----                            -------


              "Cashless Exercise"                   3.04

              "Exercise Price"                      3.01

              "Expiration Date"                     3.02(c)

              "Stock Registrar"                     3.07

              "Stock Transfer Agent"                3.05

              "Warrant Registrar"                   2.03

                SECTION 1.03. Rules of Construction. Unless the context otherwise requires:

                (i)     a defined term has the meaning assigned to it;

                (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                (iii)   "or" is not exclusive;

                (iv)    "including" means including without limitation; and

                (v) words in the singular include the plural and words in the plural include the singular.


                                   ARTICLE II

                            Note Warrant Certificates

                SECTION 2.01. Form and Dating. Provisions relating to Note Warrants are set forth in the Appendix, which is hereby incorporated in and expressly made a part of this Note Warrant Agreement. The Note Warrant Certificates shall each be substantially in the form of Exhibit A hereto, which is hereby incorporated in and expressly made a part of this Note Warrant Agreement. The Note Warrant Certificates may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Note Warrant Certificate shall be dated the date of its authentication.

                SECTION 2.02. Execution and Authentication. Two Officers shall sign the Note Warrant Certificates for the Company by manual or facsimile signature.

                If an Officer whose signature is on a Note Warrant Certificate no longer holds that office at the time the Warrant Agent authenticates the Note Warrant Certificate, the Note Warrant Certificate shall be valid nevertheless.

                A Note Warrant shall not be valid until an authorized signatory of the Warrant Agent manually signs the certificate of authentication on the Note Warrant Certificate. The signature shall be conclusive evidence that the Note Warrant has been authenticated under this Note Warrant Agreement.

                The Warrant Agent shall authenticate and make available for delivery Note Warrant Certificates as set forth in the Appendix.

                The Warrant Agent may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Note Warrants. Any such appointment shall be evidenced by an instrument signed by a Warrant Officer, a copy of which shall be furnished to the Company. Unless limited by the terms of such appointment, an authenticating agent may authenticate Note Warrants whenever the Warrant Agent may do so. Each reference in this Note Warrant Agreement to authentication by the Warrant

Agent includes authentication by such agent. An authenticating agent has the same rights as any Warrant Registrar or agent for service of notices and demands.

                SECTION 2.03. Warrant Registrar. (a) The Company shall maintain an office or agency where Note Warrants may be presented for registration of transfer, exchange or exercise (the "Warrant Registrar"). The Warrant Registrar shall keep a register of the Note Warrants and of their transfer, exchange or exercise. The Company may have one or more co-registrars. The term Warrant Registrar includes any co-registrars. The Company initially appoints the Warrant Agent as (i) Warrant Registrar in connection with the Note Warrants and (ii) the Warrant Custodian (as defined in the Appendix) with respect to the Global Note Warrants.

                (b) The Company shall enter into an appropriate agency agreement with any Warrant Registrar not a party to this Note Warrant Agreement. The agreement shall implement the provisions of this Note Warrant Agreement that relate to such agent. The Company shall notify the Warrant Agent of the name and address of any such agent. If the Company fails to maintain a Warrant Registrar, the Warrant Agent shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 5.05. The Company or any of its domestically organized Wholly Owned Subsidiaries may act as Warrant Registrar.

                (c) The Company may remove any Warrant Registrar upon written notice to such Warrant Registrar and to the Warrant Agent; provided, however, that no such removal shall become effective until (i) acceptance of an appointment by a successor as evidenced by an appropriate agreement entered into by the Company and such successor Warrant Registrar and delivered to the Warrant Agent or (ii) notification to the Warrant Agent that the Warrant Agent shall serve as Warrant Registrar until the appointment of a successor in accordance with clause (i) above. The Warrant Registrar may resign at any time upon written notice to the Company and the Warrant Agent; provided, however, that the Warrant Agent may resign as Warrant Registrar only if the Warrant Agent also resigns as Warrant Agent in accordance with Section 5.06.

                (d) The Company and the Warrant Agent may deem and treat the Person in whose name a Note Warrant Certificate is registered as the absolute owner of such Note Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

                SECTION 2.04. Note Warrantholder Lists. The Warrant Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Note Warrantholders. If the Warrant Agent is not the Warrant Registrar, the Company shall furnish, or cause the Warrant Registrar to furnish, to the Warrant Agent, in writing at such times as the Warrant Agent may request in writing, a list in such form and as of such date as the Warrant Agent may reasonably require of the names and addresses of Note Warrantholders.

                SECTION 2.05. Transfer and Exchange. The Note Warrants shall be issued in registered form and shall be transferable only upon the surrender of a Note Warrant Certificate for registration of transfer and in compliance with the Appendix. When a Note Warrant is presented to the Warrant Registrar with a request to register a transfer, the Warrant Registrar shall register the transfer as requested if its requirements therefor are met. When Note Warrants are presented to the Warrant Registrar with a request to exchange them for an equal number of Note Warrants of other denominations, the Warrant Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Company shall execute and the Warrant Agent shall authenticate Note Warrant Certificates at the Warrant Registrar's request. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer, exchange or exercise pursuant to this Section 2.05.

                Any Holder of a Global Note Warrant (as defined in the Appendix) shall, by acceptance of such Global Note Warrant, agree that transfers of beneficial interests in such Global Note Warrant may be effected only through a book-entry system maintained by (a) the Holder of such Global Note Warrant (or its agent) or (b) any Holder of a beneficial interest in such Global Note Warrant, and that ownership of a beneficial interest in such Global Note Warrant shall be required to be reflected in a book entry.

                All Note Warrants issued upon any transfer or exchange pursuant to the terms of this Note Warrant Agreement will evidence the same Note Warrants and shall be governed by the same provisions of this Note Warrant Agreement as the Note Warrants surrendered upon such transfer or exchange.

                SECTION 2.06. Replacement Certificate. If a mutilated Note Warrant is surrendered to the Warrant Agent or if the Holder of a Note Warrant claims that the Note Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Warrant Agent shall authenticate a replacement Note Warrant Certificate if the requirements of Section 8-405 of the Uniform Commercial Code are met, such that the Holder (a) notifies the Company or the Warrant Agent within a reasonable time after such Holder has notice of such loss, destruction or wrongful taking and the Warrant Registrar does not register a transfer prior to receiving such notification, (b) makes such request to the Company or the Warrant Agent prior to the Note Warrant being acquired by a protected purchaser as defined in Section 8-303 of the Uniform Commercial Code (a "protected purchaser") and (c) satisfies any other reasonable requirements of the Warrant Agent. If required by the Warrant Agent or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Warrant Agent to protect the Company and the Warrant Agent from any loss that either of them may suffer if a Note Warrant is replaced. The Company and the Warrant Agent may charge the Holder for their expenses in replacing a Note Warrant Certificate. Every replacement Note Warrant is an additional obligation of the Company.

                The provisions of this Section 2.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, lost, destroyed or wrongfully taken Note Warrants.

                SECTION 2.07. Outstanding Note Warrants. Note Warrants outstanding at any time are all Note Warrant Certificates executed by the Company and authenticated by the Warrant Agent except for those canceled by it, those delivered to it for cancelation and those described in this Section 2.07 as not outstanding. A Note Warrant does not cease to be outstanding because an Affiliate of the Company holds the Note Warrant. A Note Warrant ceases to be outstanding if the Company holds the Note Warrant.

                If a Note Warrant Certificate is replaced pursuant to Section 2.06, it ceases to be outstanding unless the Warrant Agent and the Company receive proof satisfactory to them that the replaced Note Warrant Certificate is held by a protected purchaser.

                SECTION 2.08. Temporary Note Warrants. In the event that Definitive Note Warrants (as defined in the Appendix) are to be issued under the terms of this Note Warrant Agreement, until such Definitive Note Warrants are ready for delivery, the Company may prepare and the Warrant Agent shall authenticate temporary Note Warrant Certificates. Temporary Note Warrant Certificates shall be substantially in the form of Definitive Note Warrants but may have variations that the Company considers appropriate for temporary Note Warrants. Without unreasonable delay, the Company shall prepare and the Warrant Agent shall authenticate Definitive Note Warrants and deliver them in exchange for temporary Note Warrant Certificates upon surrender of such temporary Note Warrant Certificates at the office or agency of the Company, without charge to the Holder.

                SECTION 2.09. Cancelation. The Company at any time may deliver Note Warrant Certificates to the Warrant Agent for cancelation. The Warrant Agent and no one else shall cancel all Note Warrant Certificates surrendered for registration of transfer, exchange, exercise or cancelation and shall dispose of canceled Note Warrant Certificates in accordance with its customary procedures or deliver canceled Note Warrant Certificates to the Company pursuant to written direction by an Officer. The Company may not issue new Note Warrant Certificates to replace Note Warrant Certificates that have been exercised or Note Warrants which the Company has purchased or otherwise acquired. The Warrant Agent shall not authenticate Note Warrant Certificates to replace canceled Note Warrant Certificates other than pursuant to the terms of this Note Warrant Agreement.

                SECTION 2.10. CUSIP Numbers. The Company in issuing the Note Warrants may use "CUSIP" numbers (if then generally in use) and, if so, the Warrant Agent shall also use "CUSIP" numbers in notices to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Note Warrant Certificates or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Note Warrant Certificates, and any such notice shall not be affected by any defect in or omission of such numbers.


                                   ARTICLE III

                                 Exercise Terms

                SECTION 3.01. Exercise. Each Note Warrant shall initially entitle the Holder thereof, subject to adjustment pursuant to the terms of this Note Warrant Agreement, to purchase 0.08424 shares of Common Stock. The exercise price (the "Exercise Price") of each Note Warrant is $.01 per share.

                SECTION 3.02. Exercise Periods; Notice of Exercisability. (a) Subject to the terms and conditions set forth herein, the Note Warrants shall be exercisable at any time and from time to time on any Business Day following the Exercisability Date.

                (b) Upon the occurrence of any Exercise Event, the Company shall send to each Holder and to each beneficial owner of the Note Warrants to the extent that the Note Warrants are held of record by a depositary or other agent, by first-class mail, at the addresses appearing on the Warrant Register, a notice of the Exercise Event which has occurred, which notice shall describe
(i) the type of Exercise Event, (ii) the date of such Exercise Event and (iii) prominently set forth on such notice, the Expiration Date (as defined below).

                (c) No Note Warrant shall be exercisable after June 1, 2010 (the "Expiration Date").

                SECTION 3.03. Expiration. A Note Warrant shall terminate and become void as of the earlier of (i) the close of business on the Expiration Date or (ii) the date such Note Warrant is exercised. The Company shall give notice not less than 90, and not more than 120, days prior to the Expiration Date to the Holders of all then outstanding Note Warrants to the effect that the Note Warrants will terminate and become void as of the close of business on the Expiration Date; provided, however, that if the Company fails to give notice as provided in this Section 3.03, the Note Warrants will nevertheless expire and become void on the Expiration Date.

                SECTION 3.04. Manner of Exercise. Note Warrants may be exercised upon (i) surrender to the Warrant Agent at the office of the Warrant Agent of the related Note Warrant Certificate, together with the form of election attached thereto to purchase Common Stock on the reverse thereof duly filled in and signed by the Holder thereof and (ii) payment to the Warrant Agent, for the account of the Company, of the Exercise Price for each Note Warrant Share or other security issuable upon the exercise of such Note Warrants then exercised. Such payment shall be made (i) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose or (ii) without the payment of cash, by reducing the number of shares of Common Stock which would be obtainable upon the exercise of a Note Warrant by the payment of the Exercise Price solely in cash so as to yield a number of shares of Common Stock upon the exercise of such Note Warrant equal to the product of (a) the number of shares of Common Stock issuable as of the Exercise Date upon the exercise of such Note Warrant (if payment of the Exercise Price were being made in cash) and (b) the Cashless Exercise Ratio. An exercise of a Note Warrant in accordance with the immediately preceding clause (ii) is herein called a "Cashless Exercise". Upon surrender of a Note Warrant Certificate representing more than one Note Warrant in connection with the Holder's option to elect a Cashless Exercise, the number of shares of Common Stock deliverable upon a Cashless Exercise shall be equal to the number of shares of Common Stock issuable upon the exercise of Note Warrants that the holder specifies are to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio. All provisions of this Note Warrant Agreement shall be applicable with respect to a surrender of a Note Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Note Warrants represented thereby. Until such time, if any, that a registration statement covering the issuance of Note Warrant Shares to the Holders upon exercise of the Note Warrants by the Holders thereof (a "Common Registration Statement") has been filed and declared effective, and at any time that such Common Registration Statement shall cease to be in effect, the Company may require that any Holder exercising a Note Warrant must do so through a Cashless Exercise, and may amend such Note Warrant to eliminate the requirement for payment of the Exercise Price with respect to a Cashless Exercise. Subject to Section 3.02, the rights represented by the Note Warrants shall be exercisable at the election of the Holders thereof either in full at any time or from time to time in part and in the event that a Note Warrant Certificate is surrendered for exercise of less than all the Note Warrants represented by such Note Warrant Certificate at any time prior to the Expiration Date, a new Note Warrant Certificate representing the remaining Note Warrants shall be issued. The Warrant Agent shall authenticate and deliver the required new Note Warrant Certificates, and the Company, at the Warrant Agent's request, shall supply the Warrant Agent with Note Warrant Certificates duly signed on behalf of the Company for such purpose.

                SECTION 3.05. Issuance of Note Warrant Shares. Subject to
Section 2.06, upon the surrender of Note Warrant Certificates and payment of the per share Exercise Price or election of a Cashless Exercise, as set forth in
Section 3.04, the Warrant Agent shall requisition from the Company, and the Company shall issue and, if appointed, cause the transfer agent for the Common Stock ("Stock Transfer Agent") to authenticate and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Note Warrant Shares so purchased upon the exercise of such Note Warrants or other securities or property to which it is entitled, registered or otherwise, to the Person or Persons entitled to receive the same (including any depositary institution so designated by a Holder), together with cash as provided in Section 3.06 in respect of any fractional Note Warrant Shares otherwise issuable upon such exercise. To the extent permitted by law, such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Note Warrant Shares as of the date of the surrender of such Note Warrant Certificates and payment of the per share Exercise Price or election of a Cashless Exercise, as aforesaid; provided, however, that if, at such date, the transfer books for the Note Warrant Shares shall be closed, the certificates for the Note Warrant Shares in respect of which such Note Warrants are then exercised shall be issuable as of the date on which such books shall next be opened and until such date the Company shall be under no duty to deliver any certificates for such Note Warrant Shares; provided further, however, that such transfer books, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 calendar days.

                SECTION 3.06. Fractional Note Warrant Shares. The Company shall not be required to issue fractional Note Warrant Shares on the exercise of Note Warrants. If more than one Note Warrant shall be exercised in full at the same time by the same Holder, the number of full Note Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Note Warrant Shares which may be purchasable pursuant thereto. If any fraction of a Note Warrant Share would, except for the provisions of this
Section 3.06, be issuable upon the exercise of any Note Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the Current Market Value per Note Warrant Share, as determined on the day immediately preceding the date the Note Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole cent.

                SECTION 3.07. Reservation of Note Warrant Shares. The Company shall at all times keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Note Warrants. The registrar for the Common Stock (the "Stock Registrar") shall at all times until the Expiration Date reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Note Warrant Agreement on file with the Stock Transfer Agent if such Stock Transfer Agent is appointed. The Company will supply such Stock Transfer Agent, if appointed, with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section 3.06. The Company will furnish to such Stock Transfer Agent, if appointed, a copy of all notices of adjustments (and certificates related thereto) transmitted to each Holder.

                Before taking any action which would cause an adjustment pursuant to Article IV to reduce the Exercise Price below the then par value (if any) of the Common Stock, the Company shall take any and all corporate action which may, in the opinion of counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Price as so adjusted.

                The Company covenants that all Note Warrant Shares which may be issued upon exercise of Note Warrants shall, upon issue, be fully paid, nonassessable, free of preemptive rights, free from all taxes and free from all liens, charges and security interests with respect to the issue thereof.

                SECTION 3.08. Compliance with Law. If at any time after the Common Stock is Publicly Traded, any shares of Common Stock required to be reserved for purposes of the exercise of Note Warrants require, under any other Federal or state law or applicable governing rule or regulation of any national securities exchange, registration with or approval of any governmental authority, or listing on any such national securities exchange before such shares may be issued upon exercise, the Company will use its best efforts to cause such shares to be duly registered or approved by such governmental authority or listed on the relevant national securities exchange; provided, however, that this Section 3.08 shall not obligate the Company to register the Common Stock under the Securities Act or qualify the Common Stock under state securities or blue sky laws.

                SECTION 3.09. Registration Rights Agreement. Each Holder shall be a "Note Warrantholder" as such term is defined in the Registration Rights Agreement and by the acceptance of a Note Warrant shall be deemed to be a party to the Registration Rights Agreement and shall be bound by and entitled to the benefits thereunder. Any Person to whom a Note Warrant is transferred in accordance with this Article III shall, by acceptance of the Note Warrant, be deemed to be a party to the Registration Rights Agreement and shall be bound by and entitled to the benefits thereunder.

                SECTION 3.10. Agreements of Holders After Exercise. Except as otherwise provided in a written notice from the Company to the Holders, which notice shall be accompanied by a certified resolution adopted by the Board of Directors of the Company approving the giving of such notice, each Holder who exercises their Note Warrant for Common Stock agrees to be bound by the following provisions that apply to all shareholders of the Company:

                (i) Notice of any meeting of the Board of Directors of the Company shall be deemed to be effective at the earliest of the following: (1) when received; (2) five (5) days after it is mailed; (3) the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the director or (4) when it is sent (with confirmation of sending) to the telecopier number or e-mail address provided by that director to the Company;

                (ii) A majority of the number of directors prescribed by resolution (or if no number is prescribed, the number in office immediately before the meeting begins) shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, unless the Restated Charter requires a greater number;

                (iii) Notwithstanding Section 16-10a-702 of the Utah Revised Business Corporation Act, a special meeting of the stockholders may only be called in the manner provided in the Bylaws of the Company or if the holders of shares representing at least ten (10%) of the shares entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the Company's secretary one or more written demands for the meeting, stating the purpose or purposes for which it is held;

                (iv) Unless written consents of all shareholders entitled to vote on a matter have been obtained, the Company shall give notice of any shareholder approval without a meeting taken under Section 16-10a-704 of the Utah Revised Business Corporation Action within ten (10) days of the taking of the corporate action by written consent to: (1) Those shareholders entitled to vote who have not consented in writing and (2) those shareholders not entitled to vote and to whom the Utah Revised Business Corporation Act requires notice be given. Such notice shall contain or be accompanied by the same material that would have been required if a formal meeting had been called to consider the action.


                                   ARTICLE IV

                             Antidilution Provisions

                SECTION 4.01. General. The Exercise Price and the number and kind of Note Warrant Shares issuable upon exercise of each Note Warrant shall be subject to adjustment from time to time in accordance with this Article IV.

                SECTION 4.02. Stock Dividends, Subdivisions and Combinations. If, at any time after the Closing Date, the Company shall: (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock; or (ii) subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock; or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock; then (A) the number of Note Warrant Shares issuable upon exercise of each Note Warrant shall be adjusted so as to equal the number of Note Warrant Shares that the Holder of such Note Warrant would have held immediately after the occurrence of such event if the Holder had exercised such Note Warrant immediately prior to the occurrence of such event (or, in the case of clause (i), the record date therefor) and (B) the Exercise Price shall be adjusted to be equal to (x) the Exercise Price immediately prior to the occurrence of such event multiplied by
(y) a fraction (1) the numerator of which is the number of Note Warrant Shares issuable upon exercise of such Note Warrant immediately prior to the adjustment in clause (A) and (2) the denominator of which is the number of Note Warrant Shares issuable upon exercise of such Note Warrant immediately after the adjustment in clause (A). An adjustment made pursuant to this Section 4.02 shall become effective immediately after the occurrence of such event retroactive to the record date, if any, for such event.

                SECTION 4.03. Issuance of Common Stock. (a) If, at any time after the Closing Date, the Company shall issue or sell (or, in accordance with Section 4.03(b), shall be deemed to have issued or sold) any shares of Common Stock (other than any issuance for which an adjustment is made pursuant to Section 4.02 or Section 4.05 or no adjustment is required pursuant to Section 4.07(g)) without consideration or for a consideration per share less than the Current Market Value for the Common Stock determined as of the date of such issuance or sale, then, effective immediately upon such issuance or sale, the Exercise Price and the number Note Warrant Shares issuable upon exercise of each Note Warrant shall be adjusted as follows: (i) The Exercise Price shall be reduced to an amount equal to the product obtained by multiplying (A) the Exercise Price in effect immediately prior to such issuance or sale times (B) a fraction, (I) the numerator of which shall be the sum of (x) the product of (1) the number of shares of Common Stock outstanding (on a Fully Diluted Basis) immediately prior to such issuance or sale times (2) the Current Market Value for the Common Stock as of the date of such issuance or sale plus (y) the consideration, if any, received by the Company upon such issuance or sale, and
(II) the denominator of which shall be the product of (x) the number of shares of Common Stock outstanding (on a Fully Diluted Basis) immediately after such issuance or sale times (y) such Current Market Value; and (ii) the number of Note Warrant Shares issuable upon exercise of such Note Warrant shall be increased to the number of shares determined by multiplying (A) the number of Note Warrant Shares issuable upon exercise of such Note Warrant immediately prior to such issuance or sale by (B) a fraction, (1) the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment in clause (i) of this Section 4.03(a), and (2) the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

                (b) The issuance or sale of Options or Convertible Securities shall be deemed, in accordance with this Section 4.03(b), to be the issuance of Common Stock.

                        (i) If the Company in any manner issues or grants any Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options (or upon conversion or exchange of the total maximum amount of Convertible Securities issuable upon the exercise of such Options) shall be deemed, for purposes of
        Section 4.03(a), to be outstanding and to have been issued and sold by the Company. For purposes of Section 4.03(a), the Common Stock issuable upon exercise of Options or upon conversion or exchange of Convertible Securities issuable upon exercise of Options for Convertible Securities shall be deemed to have been issued and sold at a price per share equal to (A) the sum of (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Options plus (y) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options plus (z) in the case of such Options for Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon conversion or exchange of such Convertible Securities divided by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options.

                        (ii) If the Company in any manner issues or sells any Convertible Securities, then the maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be deemed, for purposes of Section 4.03(a) to be outstanding and to have been issued and sold by the Company. For purposes of Section 4.03(a), the Common Stock issuable upon conversion or exchange of Convertible Securities shall be deemed to have been issued and sold at a price per share equal to (A) the sum of (x) the total amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities plus (y) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof divided by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

                        (iii) If, at any time after any adjustment of the Exercise Price and the number of Note Warrant Shares issuable upon exercise of the Note Warrants shall have been made pursuant to Section 4.03(a) as a result of the issuance of Options or Convertible Securities, or after any new adjustment of the Exercise Price and the number of Note Warrant Shares shall have been made pursuant to this
        Section 4.03(b)(iii) (each of the foregoing, a "previous adjustment"):

                                (A) such Options or the right of conversion or exchange of such Convertible Securities shall expire, or be terminated or surrendered, and all or a portion of such Options or the right of conversion or exchange with respect to all or a portion of such Convertible Securities, as the case may be, shall not have been exercised or treated as having been exercised or otherwise canceled or acquired by the Company in connection with any settlement, including any cash settlement, of such Options or the rights of conversion or exchange of such Convertible Securities; or

                                (B) there has been any change in the number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (including as a result of a change in the number of Convertible Securities issuable upon the exercise of such Options or the operation of antidilution provisions applicable thereto); or

                                (C) the consideration per share for which shares of Common Stock are issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities, or the maturity of such Convertible Securities, shall be changed;

        then, with respect to the unexercised portion of any then outstanding Note Warrants, the previous adjustment shall be rescinded and annulled and the shares of Common Stock which were deemed to have been issued and that gave rise to the previous adjustment shall no longer be deemed to have been issued. Thereupon, a recomputation shall be made of the adjustment, if any, of the Exercise Price and the number of Note Warrant Shares issuable upon exercise of such Note Warrants as a consequence of such Options or Convertible Securities on the basis of:

                        (1) treating the number of shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such Options or such right of conversion or exchange (including Options or rights treated as exercised, otherwise cancelled or acquired in connection with any settlement), as having been issued on the date or dates of such issuance as determined for purposes of the previous adjustment and for the total amount of consideration actually received and receivable therefor (determined in the manner described in Section 4.03(b)(i) or Section 4.03(b)(ii), as the case may be);

                        (2) treating the maximum number of shares of Common Stock (x) issuable upon the exercise (or upon the conversion or exchange of Convertible Securities issuable upon the exercise) of all Options which then remain outstanding and (y) issuable upon the conversion or exchange of all Convertible Securities which then remain outstanding, as having been issued; and

                        (3) making the computations called for in Section 4.03(a) hereof on the basis of the revised terms of such outstanding Options or Convertible Securities, as the case may be, as if they were newly issued at the time of such revision.

        Any adjustment of the Exercise Price and the number of Note Warrant Shares issuable upon exercise of the Note Warrants resulting from such recomputation shall supersede the previous adjustment.

                        (iv) Any adjustment of the Exercise Price or the number of Note Warrant Shares issuable upon the exercise of Note Warrants to be made pursuant to this Section 4.03 with respect to the issuance of (A) any Options (whether for Common Stock or Convertible Securities), (B) any Convertible Securities issuable upon the exercise of such Options or (C) any shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities shall be made effective upon the issuance of such Options. Any adjustment of the Exercise Price or the number of Note Warrant Shares issuable upon the exercise of Note Warrants to be made pursuant to this Section 4.03 with respect to the issuance of (x) any Convertible Securities (other than Convertible Securities issuable upon the exercise of Options) or (y) any shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be made effective upon the issuance of such Convertible Securities. No further adjustment of the Exercise Price or the number of Note Warrant Shares issuable upon the exercise of Note Warrants shall be made upon the actual issuance of Common Stock or of Convertible Securities upon the exercise of such Options or upon the actual issuance of Common Stock upon conversion or exchange of Convertible Securities.

                SECTION 4.04. Distributions of Assets or Securities Other than Common Stock. (a) If, at any time after the Closing Date, the Company shall, by dividend or otherwise, distribute to the holders of its Common Stock any shares of its capital stock (other than a distribution of Common Stock referred to in Section 4.02), rights or warrants to purchase any of its securities (other than those referred to in Section 4.03), evidences of its indebtedness, cash or other property (other than cash dividends or cash distributions paid out of current or retained earnings), then the Exercise Price and the number of Note Warrant Shares issuable upon exercise of each Note Warrant shall be adjusted as follows:

                        (i) The Exercise Price shall be reduced to an amount equal to the product of (A) the Exercise Price in effect immediately prior to such issuance or sale times (B) a fraction (I) the numerator of which shall be (x) the Current Market Value for the Common Stock as of the record date for determining stockholders entitled to such distribution less (y) the fair market value of the portion of the capital stock, rights or warrants, evidences of indebtedness, cash or other property distributed or to be distributed with respect to one share of Common Stock, and (II) the denominator of which shall be such Current Market Value; and

                        (ii) the number of Note Warrant Shares issuable upon exercise of such Note Warrant shall be increased to the number of shares determined by multiplying (A) the number of Note Warrant Shares issuable upon exercise of such Note Warrant immediately prior to such distribution times (B) a fraction (1) the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment in clause (i) of this Section 4.04 and (2) the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

                (b) Notwithstanding anything to the contrary contained in paragraph (a), upon a dividend payment or other distribution by the Company which would otherwise trigger an adjustment pursuant to paragraph (a), no such adjustment will be required if, upon such dividend payment or other distribution, the Company simultaneously pays to each Holder of a Note Warrant his, her or its pro rata portion of such dividend payment or other distribution as if such Holder had fully exercised his, her or its Note Warrant immediately prior to the record date for such distribution or, if no record is taken, the date as of which the record holders of Note Warrant Shares entitled to such dividend payment or other distribution are to be determined.

                SECTION 4.05. Capital Reorganization, Capital Reclassifications, Merger, Etc. If, at any time after the Closing Date, (i) there shall be any capital reorganization or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares to which Section 4.02 applies or any distribution to which Section 4.04 applies) or (ii) the Company shall consolidate with, merge with or into, or sell all or substantially all of its assets or property to, another Person, then in each such case, effective as of the effective date of such event retroactive to the record date, if any, of such event, each Note Warrant shall be exercisable for the kind and number of shares of stock, other securities, cash or other property to which a holder of the number of Note Warrant Shares issuable upon exercise of such Note Warrant would have been entitled to receive and/or to continue to hold upon such event. In any such case, if necessary, the provisions of this Agreement (including this Article IV) and the Note Warrants with respect to the rights and interests thereafter of the Holders of the Note Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock, other securities, cash or other property thereafter deliverable upon the exercise of the Note Warrants.

                SECTION 4.06. Other Actions Affecting Common Stock. (a) If at any time or from time to time the Company shall take any action affecting its Common Stock, other than any action of a type otherwise described in this
Article IV, then the number of Note Warrant Shares issuable upon exercise of each Note Warrant shall be adjusted to such extent, if any, and in such manner and at such time, as the Board shall, in the good faith, exercise of its reasonable business judgement, determine to be equitable in the circumstances; provided, however, that no such adjustment shall decrease the number of Note Warrant Shares issuable upon exercise of such Note Warrant or increase the Exercise Price.

                (b) The Company will not, by amendment of its certificate or articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company; provided, however, that the Company shall not be deemed to be avoiding or seeking to avoid observance or performance solely because any action otherwise in compliance with this Note Warrant Agreement is structured so as to avoid the need for, or to minimize the extent of, any adjustment under this Article IV. The Company shall at all times in good faith assist in the carrying out of all the provisions of this Article IV and in the taking of all such action as may be necessary or reasonably appropriate in order to protect the exercise rights of the Holders against impairment.

                SECTION 4.07. Miscellaneous. (a) If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, then the consideration received therefor shall be deemed to be the net amount received or to be received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for consideration other than cash (including in connection with any merger in which the Company issues such securities), then the amount of the consideration other than cash received by the Company shall be the fair market value of such consideration, as of the date of receipt, determined in good faith by the Board exercising reasonable business judgment.

                (b) The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issuance of Common Stock.

                (c) If the Company takes a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be. If the Company shall take any such record of the holders of its Common Stock and shall, thereafter and before the taking of the action for which such record was taken, legally abandon its plan to take such action, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                (d) In any case in which this Article IV shall require that any adjustment in the number of Note Warrant Shares issuable upon the exercise of any Note Warrant or in the Exercise Price be made effective as of immediately after a record date for a specified event, the Company may elect to defer, until the occurrence of such event, the issuing to the Holder of any Note Warrant exercised after such record date of the shares of Common Stock and shares or other units of other securities of the Company, if any, issuable upon such exercise over and above the number of shares or other units that would have been issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment. In such case, the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares or other units upon the occurrence of the event requiring such adjustment.

                (e) Whenever the Exercise Price or the number of Note Warrant Shares shall be adjusted as provided in this Article IV, the Company shall provide to each Holder, in accordance with Section 6.05, a statement, signed by the Chairman, the President or the Chief Financial Officer of the Company, describing in reasonable detail the facts requiring such adjustment and setting forth a calculation of the Exercise Price and the number of Note Warrant Shares applicable to each Note Warrant after giving effect to such adjustment. All calculations under this Article IV shall be made to the nearest one-hundredth of a cent ($.0001) or to the nearest one-hundredth of a share, as the case may be. Adjustments pursuant to this Article IV shall apply to successive events or transactions of the types covered thereby. Notwithstanding any other provision of this Article IV, no adjustment shall be made to the number of Note Warrant Shares or to the Exercise Price if such adjustment represents less than 1% of the number of Note Warrant Shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of Note Warrant Shares to be so delivered.

                (f) The Company may make such reductions in the Exercise Price or increase in the number of Note Warrant Shares to be received by any Holder upon the exercise or exchange of a Note Warrant, in addition to those adjustments required by this Article IV, as it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, or any issuance wholly for cash of any shares of Common Stock, or any issuance wholly for cash of shares of Common Stock or Convertible Securities, or any stock dividend, or any issuance of Options hereinafter made by the Company to the holders of its Common Stock shall not be taxable to such holders.

                (g) Notwithstanding any other provision of this Article IV, no adjustment shall be made pursuant to this Article IV in respect of (i) the issuance of Common Stock in any underwritten public offering that is registered with the Commission, (ii) the issuance of Common Stock or Options to purchase Common Stock issued to employees, officers, directors or consultants of the Company or any Subsidiary, or the issuance of Common Stock upon the exercise of any such Options, provided, however, that the aggregate amount of all such Common Stock or Common Stock which may be acquired upon the exercise of such Options shall not exceed an aggregate of 14,954 shares of Common Stock (as such number is adjusted for stock splits, stock dividends, reverse stock splits or combinations affecting the Common Stock), (iii) the issuance from time to time of shares of Common Stock upon the exercise of any of the Note Warrants or the Preferred Stock Warrants,
(iv) the issuance of Common Stock pursuant to any adjustment provided for in
Section 4.02, Section 4.04 and Section 4.05, (v) the issuance of Common Stock or Options as purchase price payable to sellers (other than any Affiliates of the Company) in any merger, share exchange, consolidation, liquidation or other business combination required to be approved and actually approved by the requisite vote (being not less than a majority based on voting power) of the shareholders of the Company, (vi) 8,902 shares of Common Stock issuable upon exercise of the option granted to Jack Knott and (vii) securities issued in connection with the adoption of a shareholder rights plan by the Company.

                (h) The Company shall not increase the par value of any shares of Common Stock or other securities issuable upon the exercise of the Note Warrants to an amount that exceeds the Exercise Price. Before taking any action that would cause an adjustment pursuant to this Article IV that would reduce the Exercise Price below the par value per share of the Common Stock, the Company shall be required to take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable Note Warrant Shares at the Exercise Price as so adjusted.

                (i) In the event that the Company: (i) shall authorize the issuance to all holders of Common Stock of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants; or (ii) shall authorize a dividend or other distribution to all holders of Common Stock of evidences of its indebtedness, cash or other property or assets; or (iii) becomes a party to any consolidation or merger for which approval of any shareholders of the Company will be required, or to a conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization or reclassification or change of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or (iv) commences a voluntary or involuntary dissolution, liquidation or winding up; then the Company shall provide a written notice to each Holder stating (1) the date as of which the holders of record of Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined, (2) the material terms of any such consolidation or merger and the expected effective date thereof, or (3) the material terms of any such conveyance, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock will be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, conveyance, transfer, dissolution, liquidation or winding up. Such notice shall be given as promptly as practicable and not later than ten (10) Business Days prior to the effective date (or the applicable record date, if earlier) of such event. The failure to give the notice required by this Section 4.07(i) or any defect therein shall not affect the legality or validity of any distribution, right, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

                (j) The form of Note Warrant Certificate need not be changed because of any adjustment made pursuant to this Article IV, and Note Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock issuable upon exercise of the Note Warrants as are stated in the Note Warrant Certificates initially issued pursuant to this Note Warrant Agreement. The Company, however, may at any time in its sole discretion make any change in the form of Note Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Note Warrant Certificate, and any Note Warrant Certificate thereafter issued or authenticated, whether in exchange or substitution for an outstanding Note Warrant Certificate or otherwise, may be in the form as so changed.

                (k) The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other entity unless the successor or purchasing entity, as the case may be (if not the Company), is organized under the laws of the United States of America or any state or political subdivision thereof and shall expressly agree to provide to each Holder the securities, cash or property required by Section 4.05 hereof upon the exercise or exchange of Note Warrants and expressly assumes, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company; provided, however, that the initial obligation of such successor with respect to the exercise or exchange of Note Warrants shall be only as set forth in Section 4.05.

                (l) If, at any time prior to the Expiration Date, the Company pays any dividend or makes any distribution (whether in cash, property or securities of the Company) on its Common Stock which does not result in an adjustment under this Article IV, then the Company shall simultaneously pay to the Holder of each Note Warrant, the cash, property or securities that would have been paid or delivered to such Holder on the Note Warrant Shares receivable upon the exercise in full of such Note Warrant had such Note Warrant been fully exercised immediately prior to the record date for such dividend or distribution or, if no record is taken, the date as of which the record holders of Note Warrant Shares entitled to such dividend or distribution are to be determined.


                                    ARTICLE V

                                  Warrant Agent

                SECTION 5.01. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the provisions of this Note Warrant Agreement and the Warrant Agent hereby accepts such appointment.

                SECTION 5.02. Rights and Duties of Warrant Agent. (a) Agent for the Company. In acting under this Note Warrant Agreement and in connection with the Note Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship or agency or trust for or with any of the holders of Note Warrant Certificates or beneficial owners of Note Warrants.

                (b) Counsel. The Warrant Agent may consult with counsel satisfactory to it (and may require an Opinion of Counsel before it acts or refrains from acting), and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

                (c) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Note Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                (d) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are specifically set forth herein and in the Note Warrant Certificates, and no implied duties or obligations of the Warrant Agent shall be read into this Note Warrant Agreement or the Note Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability for which it does not receive indemnity reasonably satisfactory to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Note Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Holders or on behalf of the Holders pursuant to this Note Warrant Agreement or for the application by the Company of the proceeds of the Note Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Note Warrant Certificates or in the case of the receipt of any written demand from a Holder with respect to such default, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise.

                (e) Not Responsible for Adjustments or Validity of Stock. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require an adjustment of the number of shares of Common Stock issuable upon exercise of each Note Warrant or the Exercise Price, or with respect to the nature or extent of any adjustment when made, or with respect to the method employed, or herein or in any supplemental agreement provided to be employed, in making the same. The Warrant Agent shall not be accountable with respect to the validity or value of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Note Warrant or upon any adjustment pursuant to Article IV, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates upon the surrender of any Note Warrant Certificate for the purpose of exercise or upon any adjustment pursuant to
Article IV, or to comply with any of the covenants of the Company contained in
Article IV.

                SECTION 5.03. Individual Rights of Warrant Agent. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Note Warrants or other securities of the Company or its affiliates and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                SECTION 5.04. Warrant Agent's Disclaimer. The Warrant Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Note Warrant Agreement or the Note Warrant Certificates and it shall not be responsible for any statement of the Company in this Note Warrant Agreement or the Note Warrant Certificates other than the Warrant Agent's signature of authentication.

                SECTION 5.05. Compensation and Indemnity. The Company agrees to pay to the Warrant Agent from time to time such compensation for its services as shall be agreed to in writing from time to time by the Company and the Warrant Agent. The Company shall reimburse the Warrant Agent upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation, expenses, disbursements and advances of the Warrant Agent's agents and counsel. The Company shall indemnify the Warrant Agent and any predecessor Warrant Agent against, and hold it harmless from, any and all loss, liability or expense (including reasonable agents' and attorneys' fees and expenses), including taxes (other than taxes based upon, measured by, or determined by the income of the Warrant Agent) incurred by it without negligence or bad faith on its part arising out of or in connection with the acceptance or performance of its duties under this Note Warrant Agreement. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity promptly upon obtaining actual notice thereof; provided, however, that any failure so to notify the Company shall not relieve the Company of its indemnity obligations hereunder. The Company shall defend the claim and the Warrant Agent shall provide reasonable cooperation at the Company's expense in the defense. The Warrant Agent may have separate counsel and the Company shall pay the fees and expenses of such counsel; provided, however, that the Company shall not be required to pay such fees and expenses if it assumes the Warrant Agent's defense and, in the Warrant Agent's reasonable judgment, there is no conflict of interest between the Company and the Warrant Agent in connection with such defense. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Warrant Agent through the Warrant Agent's wilful misconduct, negligence or bad faith. The Company's payment obligations pursuant to this Section 5.05 shall survive the termination of this Note Warrant Agreement and the resignation or removal of the Warrant Agent.

                To secure the Company's payment obligations under this Note Warrant Agreement, the Warrant Agent shall have a lien prior to the Holders on all money or property held or collected by the Warrant Agent.

                SECTION 5.06. Successor Warrant Agent. (a) The Company To Provide and Maintain Warrant Agent. The Company agrees for the benefit of the Holders that there shall at all times be a Warrant Agent hereunder until all the Note Warrants have been exercised or are no longer exercisable.

                (b) Resignation and Removal. The Warrant Agent may at any time resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall not be less than 30 days after the date on which such notice is given unless the

Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective, which date shall not be less than 30 days after such notice is given unless the Warrant Agent otherwise agrees. Any removal under this Section 5.06 shall take effect upon the appointment by the Company as hereinafter provided of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent. At any time that the Warrant Agent is also acting as Trustee under the Indenture and holders of the Notes remove the Trustee pursuant to Section 7.08 of the Indenture, the Company shall remove the Warrant Agent pursuant to this Section 5.06(b).

                (c) The Company To Appoint Successor. In the event that at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or under any other applicable Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or similar law, or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder; provided, however, that in the event of the resignation of the Warrant Agent under this subsection (c), such resignation shall be effective on the earlier of (i) the date specified in the Warrant Agent's notice of resignation and (ii) the appointment and acceptance of a successor Warrant Agent hereunder.

                (d) Successor To Expressly Assume Duties. Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

                (e) Successor by Merger. If the Warrant Agent consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Warrant Agent.

                In case at the time such successor or successors by merger, conversion or consolidation to the Warrant Agent shall succeed to the agency created by this Note Warrant Agreement, any of the Note Warrant Certificates shall have been authenticated but not delivered, any such successor to the Warrant Agent may adopt the certificate of authentication of any predecessor Warrant Agent, and deliver such Note Warrant Certificates so authenticated; and in case at that time any of the Note Warrant Certificates shall not have been authenticated, any successor to the Warrant Agent may authenticate such Note Warrant Certificates either in the name of any predecessor hereunder or in the name of the successor to the Warrant Agent; and in all such cases such certificates shall have the full force which it is anywhere in the Note Warrant Certificates or in this Note Warrant Agreement provided that the certificate of the Warrant Agent shall have.



                                   ARTICLE VI

                                  Miscellaneous

                SECTION 6.01. SEC Reports. Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act the Company shall file with the SEC (if permitted by SEC practice and applicable laws and regulations) and provide the Warrant Agent and Holders within 15 days after it files them with the SEC (or if not permitted, within 15 days after it would have otherwise been required to file them with the SEC), copies of its annual report and the information, documents and other reports that are specified in Sections 13 and 15(d) of the Exchange Act. In addition, after the Common Stock of the Company is Publicly Traded, the Company shall furnish to the Warrant Agent and the Holders, promptly upon their becoming available, copies of the annual report to shareholders and any other information provided by the Company to its public shareholders generally.

                Delivery of such reports, information and documents to the Warrant Agent is for informational purposes only and the Warrant Agent's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Warrant Agent is entitled to rely exclusively on Officers' Certificates).

                SECTION 6.02. Persons Benefitting. Nothing in this Note Warrant Agreement is intended or shall be construed to confer upon any Person other than the Company, the Warrant Agent and the Holders any right, remedy or claim under or by reason of this Note Warrant Agreement or any part hereof.

                SECTION 6.03. Rights of Holders. Holders of unexercised Note Warrants are not entitled to (i) receive dividends or other distributions, (ii) receive notice of or vote at any meeting of the stockholders, (iii) consent to any action of the stockholders, (iv) receive notice of any other proceedings of the Company, (v) exercise any preemptive right or (vi) exercise any other rights whatsoever as stockholders of the Company.

                SECTION 6.04. Amendment. This Note Warrant Agreement may be amended by the parties hereto without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Note Warrant Agreement as the Company and the Warrant Agent may deem necessary or desirable (including without limitation any addition or modification to provide for compliance with the transfer restrictions set forth herein); provided, however, that such action shall not adversely affect the rights of any of the Holders. Any amendment or supplement to this Note Warrant Agreement that has an adverse effect on the interests of the Holders shall require the written consent of the Holders of a majority of the then outstanding Note Warrants. The consent of each Holder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Note Warrant Shares issuable upon exercise of Note Warrants would be decreased (other than pursuant to adjustments provided herein). In determining whether the Holders of the required number of Note Warrants have concurred in any direction, waiver or consent, Note Warrants owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company (other than CSI) shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Warrant Agent shall be protected in relying on any such direction, waiver or consent, only Note Warrants which the Warrant Agent actually knows are so owned shall be so disregarded. Also, subject to the foregoing, only Note Warrants outstanding at the time shall be considered in any such determination.

                SECTION 6.05. Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

                          if to the Company:

                          Huntsman Packaging Corporation
                          500 Huntsman Way
                          Salt Lake City, Utah  84108

                          Attention of:  General Counsel


                          if to the Warrant Agent:

                          The Bank of New York
                          101 Barclay Street, Floor 21W
                          New York, NY 10286

                          Attention of: Corporate Trust Administration

                The Company or the Warrant Agent by notice to the other may designate additional or different addresses for subsequent notices or communications.

                Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder's address as it appears on the records of the Warrant Agent and shall be sufficiently given if so mailed within the time prescribed.

                At the Company's request, the Warrant Agent shall give the notice of the Exercise Event required by Section 3.02(b), the notice of the Expiration Date required by Section 3.03 and any other notice to be provided to the Holders by the Company under this Warrant Agreement, in all such cases, in the Company's name and at the Company's expense. In such event, the Company shall provide the Warrant Agent with the form of notice.

                Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                SECTION 6.06. Governing Law. THIS NOTE WARRANT AGREEMENT AND THE NOTE WARRANTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                SECTION 6.07. Successors. All agreements of the Company in this Note Warrant Agreement and the Note Warrant Certificates shall bind its successors. All agreements of the Warrant Agent in this Agreement shall bind its successors.

                SECTION 6.08. Multiple Originals. The parties may sign any number of copies of this Note Warrant Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Note Warrant Agreement.

                SECTION 6.09. Table of Contents. The table of contents and headings of the Articles and Sections of this Note Warrant Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

                SECTION 6.10. Severability. The provisions of this Note Warrant Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Note Warrant Agreement in any jurisdiction.

                IN WITNESS WHEREOF, the parties have caused this Note Warrant Agreement to be duly executed as of the date first written above.


                                        HUNTSMAN PACKAGING CORPORATION,


                                        by   /s/ RICHARD P. DURHAM
                                             ---------------------------
                                             Name:  Richard P. Durham
                                             Title: President and CEO


                                        THE BANK OF NEW YORK, as
                                          Warrant Agent,

                                        by   /s/ MICHELE L. RUSSO
                                             --------------------------
                                             Name:  Michele L. Russo
                                             Title: Assistant Vice President

    APPENDIX






                      PROVISIONS RELATING TO NOTE WARRANTS



1.      Definitions

1.1 Definitions

                For the purposes of this Appendix A the following additional terms shall have the meanings indicated below:

                "Definitive Note Warrant" means a certificated Note Warrant (bearing the Restricted Note Warrant Legend if the transfer of such Note Warrant is restricted by applicable law) that does not include the Global Note Warrant Legend.

                "Depositary" means The Depository Trust Company, its nominees and their respective successors.

                "Global Note Warrant Legend" means the legend set forth under that caption in Exhibit A to this Note Warrant Agreement.

                "IAI" means an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                "Purchase Agreement" means the Purchase Agreement dated May 25, 2000, among the Company, the Note Guarantors and the Initial Purchasers.

                "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                "Restricted Warrant Legend" means the legend set forth in
Section 2.3(d)(i) herein.

                "Rule 501" means Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                "Rule 144A" means Rule 144A under the Securities Act.

                "Rule 144A Note Warrants" means all Note Warrants offered and sold to QIBs in reliance on Rule 144A.

                "Separability Legend" means the separability legend set forth in
Section 2.3(d)(i).

                "Transfer Restricted Note Warrants" means Global Note Warrants, Definitive Note Warrants and any other Note Warrants that bear or are required to bear the Restricted Warrant Legend.

                "Warrant Custodian" means the custodian with respect to a Global Note Warrant (as appointed by the Depositary) or any successor person thereto, who shall initially be the Warrant Agent.

        1.2 Other Definitions.

                                                       Defined in Section:
Term:

"Agent Members"         2.1(b)
"IAI Global Note Warrant            2.1(a)
"Global Units"          2.1
"Global Note Warrant"   2.1(a)
"Notes Transfer Agent"  2.1
"Rule 144A Global Note Warrant"     2.1(a)


                2.      The Securities

                2.1     Form and Dating

                Each Note Warrant shall initially be issued as part of a Unit consisting of one Note and one Note Warrant. The Units issued on the date hereof (the "Global Units") will be offered and sold by the Company pursuant to the Purchase Agreement and will be resold, initially, to QIBs in reliance on Rule 144A. Such Units may thereafter be transferred to, among others, QIBs and, except as set forth below, IAIs in accordance with Rule 501. Prior to the Separation Date, the Note Warrants may not be transferred or exchanged separately from, but may be transferred or exchanged only together with, the Notes attached to such Note Warrants. Prior to the Separation Date, the registrar for the Notes shall act as transfer agent ("Notes Transfer Agent") for both the Note Warrants and the Notes. Any request for transfer of a Note Warrant prior to the Separation Date made to the Note Transfer Agent shall be accompanied by the Note attached thereto and the Note Transfer Agent will not execute any such transfer without such Note attached thereto. Such Note will be duly endorsed and accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or the Holder's attorneys duly authorized in writing. All such transfers shall meet the requirements set forth in the Indenture and the Global Units. In the event of
(i) the effectiveness of a registration statement with respect to the Notes or a Registered Exchange Offer, (ii) a Change of Control or (iii) an Event of Default the Company shall provide notice to the Note Transfer Agent and the Warrant Agent of the Separation Date not less than two Business Days prior to such date and the Company will cause the Note Transfer Agent to notify the Depositary of such date. In the event of a determination by CSI to separate the Note Warrants and the Notes, the Company shall promptly, but in no event later than the next following Business Day after receiving notice of such determination, provide notice to the Note Transfer Agent and the Warrant Agent of the Separation Date and cause the Note Transfer Agent to notify the Depositary of such date. If the Separation Date has not otherwise occurred prior to the 180th day after the date hereof, the Separation Date shall occur on such day and the Company shall provide notice of the Separation Date to the Note Transfer Agent and the Warrant Agent and the Company will cause the Note Transfer Agent to notify the Depositary of such date. In acting as the transfer agent for the Note Warrants prior to the Separation Date, the Note Transfer Agent shall be entitled to all the rights, privileges and immunities to which the Warrant Agent is entitled in performing such role pursuant to the terms of this Note Warrant Agreement. After the Separation Date, the Note Warrants may only be sold or transferred in accordance with this Appendix.

                (a) Global Note Warrants. Rule 144A Note Warrants shall be issued initially in the form of one or more permanent global Note Warrants in definitive, fully registered form (collectively, the "Rule 144A Global Note Warrant"), without interest coupons and bearing the Global Note Warrant Legend, the Restricted Warrant Legend and the Separability Legend, which shall be deposited on behalf of the purchasers of the Note Warrants represented thereby with the Warrant Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Warrant Agent as provided in this Note Warrant Agreement to accommodate transfers of beneficial interests in the Note Warrants to IAIs subsequent to the initial distribution. One or more global Note Warrants in definitive, fully registered form bearing the Global Note Warrant Legend, the Restricted Warrant Legend and the Separability Legend (collectively, the "IAI Global Note Warrant") shall also be issued on the Closing Date and deposited on behalf of the purchasers of the Note Warrants represented thereby with the Warrant Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Warrant Agent as provided in this Note Warrant Agreement. The Rule 144A Global Note Warrant and the IAI Global Note Warrant are each referred to herein as a "Global Note Warrant" and are collectively referred to herein as "Global Note Warrants." The number of Note Warrants represented by the Global Note Warrants may from time to time be increased or decreased by adjustments made on the records of the Warrant Agent and the Depositary or its nominee and on the schedules thereto as hereinafter provided.

                (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Note Warrant deposited with or on behalf of the Depositary.

                The Company shall execute and the Warrant Agent shall, in accordance with this Section 2.1(b) and Section 2.2 and pursuant to an order of the Company signed by two Officers, authenticate and deliver initially one or more Global Note Warrants that (a) shall be registered in the name of the Depositary for such Global Note Warrant or Global Note Warrants or the nominee of such Depositary and (b) shall be delivered by the Warrant Agent to such Depositary or pursuant to such Depositary's instructions or held by the Warrant Agent as Warrant Custodian.

                Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Note Warrant Agreement with respect to any Global Note Warrants held on their behalf by the Depositary or by the Warrant Agent as Warrant Custodian or under such Global Note Warrant, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Note Warrants for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note Warrants.

                (c)     Definitive Note Warrants. Except as provided in Section
2.3 or 2.4, owners of beneficial interests in Global Note Warrants will not be entitled to receive physical delivery of certificated Note Warrants.

                2.2 Authentication. The Warrant Agent shall authenticate and make available for delivery upon a written order of the Company, signed by two Officers, Note Warrant Certificates entitling the Holders therefor to purchase in the aggregate not more than 18,532 Note Warrant Shares, subject to adjustment, as set forth in this Note Warrant Agreement.

                2.3 Transfer and Exchange. (a) Transfer and Exchange of Definitive Note Warrants. When Definitive Note Warrants are presented to the Warrant Registrar with a request:

                (i)     to register the transfer of such Definitive Note
        Warrants; or

                (ii) to exchange such Definitive Note Warrants for an equal amount of Definitive Note Warrants of other authorized denominations,

the Warrant Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Note Warrants surrendered for transfer or exchange:

                (1) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Warrant Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                (2) in the case of Definitive Note Warrants which are Transfer Restricted Note Warrants, are accompanied by the following additional information and documents, as applicable:

                (A) if such Definitive Note Warrants are being delivered to the Warrant Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Note Warrant Certificate); or

                (B) if such Definitive Note Warrants are being transferred to the Company, a certification to that effect (in the form set forth on the reverse side of the Note Warrant Certificate); or

                (C) if such Definitive Note Warrants are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (x) a certification to that effect (in the form set forth on the reverse side of the Note Warrant Certificate), (y) if the Company so requests, an Opinion of Counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(d)(i) and
        (z) in the case of a transfer to an IAI, a signed letter substantially in the form of Exhibit B.

                (b) Restrictions on Transfer of a Definitive Note Warrant for a Beneficial Interest in a Global Note Warrant. A Definitive Note Warrant may not be exchanged for a beneficial interest in a Global Note Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Note Warrant, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Warrant Registrar, together with:

                (i) certification (in the form set forth on the reverse side of the Note Warrant Certificate) that such Definitive Note Warrant is being transferred (1) to a QIB in accordance with Rule 144A or (2) to an IAI that has furnished to the Warrant Agent a signed letter substantially in the form of Exhibit B, and in the case of clause (2), an opinion of counsel or other evidence reasonably satisfactory to the Warrant Agent as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(d)(i); and

                (ii) written instructions directing the Warrant Agent to make, or to direct the Warrant Custodian to make, an adjustment on its books and records with respect to such Global Note Warrant to reflect an increase in the aggregate amount of the Note Warrants represented by the Global Note Warrant, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Warrant Agent shall cancel such Definitive Note Warrant and cause, or direct the Warrant Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Custodian, the aggregate amount of Note Warrants represented by the Global Note Warrant to be increased by the aggregate amount of the Definitive Note Warrant to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note Warrant equal to the amount of the Definitive Security so canceled. If no Global Note Warrants are then outstanding and the Global Note Warrant has not been previously exchanged for certificated Note Warrants pursuant to Section 2.4, the Company shall issue and the Warrant Agent shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Note Warrant in the appropriate amount.

                (c) Transfer and Exchange of Global Note Warrants. (i) The transfer and exchange of a Global Note Warrant or beneficial interests therein shall be effected through the Depositary, in accordance with this Note Warrant Agreement (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Note Warrant shall deliver a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Note Warrant or another Global Note Warrant and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note Warrant and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note Warrant being transferred. In the case of a transfer of a beneficial interest in the Rule 144A Global Note Warrant for an interest in the IAI Global Note Warrant, the transferee must furnish a signed letter substantially in the form of Exhibit B to the Warrant Agent and an opinion of counsel or other evidence reasonably satisfactory to the Warrant Agent as to compliance with the restrictions set forth in the legend set forth in Section 2.3(d)(i).

                (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Note Warrant to a beneficial interest in another Global Note Warrant, the Warrant Registrar shall reflect on its books and records the date and an increase in the amount of the Global Note Warrant to which such interest is being transferred in an amount equal to the amount of the interest to be so transferred, and the Warrant Registrar shall reflect on its books and records the date and a corresponding decrease in the amount of Global Note Warrant from which such interest is being transferred.

                (iii) Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4), a Global Note Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                (iv) In the event that a Global Note Warrant is exchanged for Definitive Note Warrants pursuant to Section 2.4, such Note Warrants may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Note Warrant Certificate intended to ensure that such transfers comply with Rule 144A or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

                (d)     Legend.

                (i)     Except as permitted by the following paragraphs (ii),
        (iii) or (iv), each Note Warrant Certificate evidencing the Global Note Warrants and the Definitive Note Warrants (and all Note Warrants issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

        "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR

        ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTE WARRANTS ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR
        (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN A MINIMUM NUMBER OF NOTE WARRANTS OF (I) 250 PRIOR TO THE SEPARATION OF THE NOTE WARRANTS FROM THE NOTES AND (II) 25,000 AFTER SUCH SEPARATION, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING THE EXEMPTION PROVIDED FOR BY RULE 144 THEREUNDER (IF AVAILABLE), SUBJECT TO THE COMPANY'S AND THE WARRANT AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                Each Definitive Security will also bear the following additional legend:

                "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE WARRANT AGENT AND THE WARRANT REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH WARRANT AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                Each Note Warrant Certificate issued prior to the Separation Date will also bear the following Separability Legend:

                "THE NOTE WARRANTS EVIDENCED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF ONE 13% SENIOR SUBORDINATED NOTE DUE 2010 OF HUNTSMAN PACKAGING CORPORATION WITH A PRINCIPAL AMOUNT AT MATURITY OF $1,000 (A "NOTE") AND ONE NOTE WARRANT. THE NOTES AND NOTE WARRANTS WILL NOT TRADE SEPARATELY UNTIL THE EARLIEST OF (I) 180 DAYS AFTER THE DATE OF THE NOTE WARRANT AGREEMENT, (II) A CHANGE OF CONTROL, (III) THE OCCURRENCE OF AN EVENT OF

                DEFAULT, (IV) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO THE NOTES OR A REGISTERED EXCHANGE OFFER FOR THE NOTES IS DECLARED EFFECTIVE AND (V) SUCH EARLIER DATE AS DETERMINED BY CSI IN ITS DISCRETION."

                (ii) Upon any sale or transfer of a Transfer Restricted Note Warrant that is a Definitive Note Warrant, the Warrant Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note Warrant for a Definitive Note Warrant that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note Warrant if the Holder certifies in writing to the Warrant Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Note Warrant Certificate) and delivers an opinion of counsel or other evidence reasonably satisfactory to the Warrant Registrar as to compliance with the restrictions set forth in the legend set forth in Section 2.3(d)(i).

                (iii) On or after the Separation Date, the Holder of a Note Warrant Certificate containing a Separability Legend may surrender such Note Warrant Certificate accompanied by a written application to the Warrant Agent, duly executed by the Holder thereof, for a new Note Warrant Certificate or certificates not containing the Separability Legend.

                (e) Cancelation or Adjustment of Global Note Warrant. At such time as all beneficial interests in a Global Note Warrant have either been exchanged for Definitive Note Warrants, transferred, redeemed, repurchased, canceled or exercised such Global Note Warrant shall be returned by the Depositary to the Warrant Agent for cancelation or retained and canceled by the Warrant Agent. At any time prior to such cancelation, if any beneficial interest in a Global Note Warrant is exchanged for Definitive Note Warrants, transferred in exchange for an interest in another Global Note Warrant, redeemed, repurchased, canceled or exercised the number of Note Warrants represented by such Global Note Warrant shall be reduced and an adjustment shall be made on the books and records of the Warrant Agent (if it is then the Warrant Custodian for such Global Note Warrant) with respect to such Global Note Warrant, by the Warrant Agent or the Warrant Custodian, to reflect such reduction.

                (f) Obligations with Respect to Transfers and Exchanges of Note Warrants.

                (i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall authenticate, Definitive Note Warrants and Global Note Warrants at the Warrant Registrar's request.

                (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments, or similar governmental charge payable upon exchanges to be registered in the name of the registered Holder effecting the exchange pursuant to Section 2.05 of this Note Warrant Agreement).

                (iii) Prior to the due presentation for registration of transfer of any Note Warrant, the Company, the Warrant Agent and the Warrant Registrar may deem and treat the person in whose name a Note Warrant is registered as the absolute owner of such Note Warrant for all purposes whatsoever, and none of the Company, the Warrant Agent or the Warrant Registrar shall be affected by notice to the contrary.

                (iv) All Note Warrants issued upon any transfer or exchange pursuant to the terms of this Note Warrant Agreement shall evidence the same terms and shall be entitled to the same benefits under this Note Warrant Agreement as the Note Warrants surrendered upon such transfer or exchange.

                (g)     No Obligation of the Warrant Agent.

                (i) The Warrant Agent shall have no responsibility or obligation to any beneficial owner of a Global Note Warrant, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Note Warrants or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice or the payment of any amount, under or with respect to such Note Warrants. All notices and communications to be given to the Holders under the Note Warrants shall be given only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note Warrant). The rights of beneficial owners in any Global Note Warrant shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Warrant Agent may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

                (ii) The Warrant Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Note Warrant Agreement or under applicable law with respect to any transfer of any interest in any Note Warrant (including any transfers between or among Depositary participants, members or beneficial owners in any Global Note Warrant) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Note Warrant Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

        2.4 Definitive Note Warrants. (a) A Global Note Warrant deposited with the Depositary or with the Warrant Agent as Warrant Custodian pursuant to
Section 2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Note Warrants in an aggregate amount equal to the amount of such Global Note Warrant, in exchange for such Global Note Warrant, only if such transfer complies with Section 2.3 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Note Warrant or if at any time the Depositary ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days of such notice, or after the Company becomes aware of such cessation or (ii) an Event of Default has occurred and is continuing or
(iii) the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Note Warrants under this Note Warrant Agreement.

                (b) Any Global Note Warrant that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depositary to the Warrant Agent, to be so transferred, in whole or from time to time in part, without charge, and the Warrant Agent shall authenticate and deliver, upon such transfer of each portion of such Global Note Warrant, an equal number of Definitive Note Warrants. Any certificated Note Warrant in the form of a Definitive Note Warrant delivered in exchange for an interest in the Global Note Warrant shall, except as otherwise provided by Section 2.3(d), bear the Restricted Warrant Legend.

                (c) Subject to the provisions of Section 2.4(b), the registered Holder of a Global Note Warrant may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Note Warrant Agreement or the Note Warrants.

                (d) In the event of the occurrence of any of the events specified in Section 2.4(a)(i), (ii) or (iii), the Company will promptly make available to the Warrant Agent a reasonable supply of Definitive Note Warrants in fully registered form.

        EXHIBIT A



                   [FORM OF FACE OF NOTE WARRANT CERTIFICATE]

                              [Separability Legend]

        THE NOTE WARRANTS EVIDENCED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF ONE 13% SENIOR SUBORDINATED NOTE DUE 2010 OF HUNTSMAN PACKAGING CORPORATION WITH A PRINCIPAL AMOUNT OF $1,000 (A "NOTE") AND ONE NOTE WARRANT. THE NOTES AND NOTE WARRANTS WILL NOT TRADE SEPARATELY UNTIL THE EARLIEST OF (I) 180 DAYS AFTER THE DATE OF THE NOTE WARRANT AGREEMENT, (II) A CHANGE OF CONTROL (AS DEFINED IN THE INDENTURE RELATING TO THE NOTES (THE "INDENTURE")), (III) THE OCCURRENCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE INDENTURE), (IV) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO THE NOTES OR A REGISTERED EXCHANGE OFFER (AS DEFINED IN THE INDENTURE) FOR THE NOTES IS DECLARED EFFECTIVE AND (V) SUCH EARLIER DATE AS DETERMINED BY CSI IN ITS DISCRETION.

                          [Global Note Warrant Legend]

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER OR EXCHANGE, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL NOTE WARRANT SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE WARRANT SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE NOTE WARRANT AGREEMENT REFERRED TO ON THE REVERSE HEREOF.

                         [Restricted Securities Legend]

        "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

        THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN "ACCREDITED

INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN A MINIMUM NUMBER OF NOTE WARRANTS OF (I) 250 PRIOR TO THE SEPARATION OF THE NOTE WARRANTS FROM THE NOTES AND (II) 25,000 AFTER SUCH SEPARATION, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING THE EXEMPTION PROVIDED FOR BY RULE 144 (IF AVAILABLE), SUBJECT TO THE COMPANY'S AND THE WARRANT AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                        [Definitive Note Warrants Legend]

        IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE WARRANT AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH WARRANT AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.(1)














-----------------
        (1) To be included only if the Note Warrant is in definitive form.

No. [  ]     CUSIP No. ______________


                      WARRANTS TO PURCHASE COMMON STOCK OF
                         HUNTSMAN PACKAGING CORPORATION


                THIS CERTIFIES THAT [           ], or its registered assigns, is
the registered holder of [ the number of Note Warrants set forth in the Schedule of Increases or Decreases in Global Note Warrant attached hereto](2) [___ Note Warrants](3) (the "Note Warrants"). Each Note Warrant entitles the holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Note Warrant Agreement referred to below, to purchase from HUNTSMAN PACKAGING CORPORATION, a Utah corporation ("the Company"), 0.08424 shares of Common Stock, no par value, of the Company (the "Common Stock") at the per share exercise price of $.01 (the "Exercise Price"), or by Cashless Exercise referred to below. This Note Warrant Certificate shall terminate and become void as of the close of business on June 1, 2010 (the "Expiration Date") or upon the exercise hereof as to all the shares of Common Stock subject hereto. The number of shares issuable upon exercise of the Note Warrants and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Note Warrant Agreement (as defined).

                This Note Warrant Certificate is issued under and in accordance with a Note Warrant Agreement dated as of May 31, 2000 (the "Note Warrant Agreement"), between the Company and The Bank of New York, as Warrant Agent (the "Warrant Agent", which term includes any successor Warrant Agent under the Note Warrant Agreement), and is subject to the terms and provisions contained in the Note Warrant Agreement, to all of which terms and provisions the Holder of this Note Warrant Certificate consents by acceptance hereof. The Note Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Note Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Note Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Note Warrant Agreement. A copy of the Note Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at 101 Barclay Street, Floor 21W, New York, New York 10286, Attention: Corporate Trust Administration.

                Subject to the terms of the Note Warrant Agreement, the Note Warrants may be exercised in whole or in part (i) by presentation of this Note Warrant Certificate with the Election to Purchase attached hereto duly executed and with the simultaneous payment of the Exercise Price (subject to adjustment) to the Warrant Agent for the account of the Company at the office of the Warrant Agent or (ii) by Cashless Exercise. Payment of the Exercise Price (other than by Cashless Exercise) shall be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made without the payment of cash by reducing the amount of Common Stock which would be obtainable upon the exercise of a Note Warrant and payment of the Exercise Price solely in cash so as to yield a number of shares of Common Stock upon the exercise of such Note Warrant equal to the product of (1) the number of shares of Common Stock issuable as of the Exercise Date upon the exercise of such Note Warrant (if payment of the Exercise Price were being made in cash) and
(2) a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per share of the Common Stock on the Exercise Date. Until such time, if any, that a registration statement covering the issuance of Note Warrant Shares to the Holders upon exercise of the Note Warrants by the Holders thereof (a "Common Registration Statement") has been filed and declared effective, and at any time that such Common Registration Statement shall cease to be in effect, the Company may require that any Holder exercising a Note Warrant must do so through a Cashless Exercise, and may amend such Note Warrant to eliminate the requirement for payment of the Exercise Price with respect to a Cashless Exercise.

                As provided in the Note Warrant Agreement and subject to the terms and conditions therein set forth, the Note Warrants shall be exercisable at any time and from time to time on any Business Day after the Exercisability Date; provided, however, that no Note Warrant shall be exercisable after June 1, 2010.



-----------------------
        2(2) Insert if Global Note Warrant.
        3(3) Insert if Definitive Note Warrant.

                In the event the Company shall consolidate, with, merge with or into, or sell all or substantially all of its assets or property to, another Person, then in each such case, effective as of the effective date of such event retroactive to the record date, if any, of such event, each Note Warrant shall be exercisable for the kind and number of shares of stock, other securities, cash or other property to which the holder of the number of Note Warrant Shares issuable upon exercise of such Note Warrant would have been entitled to receive and/or continue to hold upon such event.

                As provided in the Note Warrant Agreement, the number of shares of Common Stock issuable upon the exercise of the Note Warrants and the Exercise Price are subject to adjustment upon the happening of certain events.

                The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Note Warrant Certificates pursuant to Section 2.3 of the Appendix to the Note Warrant Agreement, but not for any exchange or original issuance (not involving a transfer) with respect to temporary Note Warrant Certificates, the exercise of the Note Warrants or the Note Warrant Shares.

                Upon any partial exercise of the Note Warrants, there shall be authenticated and issued to the Holder hereof a new Note Warrant Certificate representing those Note Warrants which were not exercised. This Note Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Note Warrant Certificate properly endorsed with a request to exchange this Note Warrant Certificate for other Note Warrant Certificates evidencing an equal number of Note Warrants. No fractional Note Warrant Shares will be issued upon the exercise of the Note Warrants, but the Company shall pay an amount in cash equal to the Current Market Value per Note Warrant Share, as determined on the day immediately preceding the date the Note Warrant is presented for exercise, multiplied by the fraction of a Note Warrant Share that would be issuable on the exercise of any Note Warrant, computed to the nearest whole cent.

                All shares of Common Stock issuable by the Company upon the exercise of the Note Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

                The Holder in whose name the Note Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of the Note Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

                The Note Warrants do not entitle any Holder hereof to any of the rights of a stockholder of the Company.

                This Note Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been authenticated by the Warrant Agent.


                                           HUNTSMAN PACKAGING CORPORATION,

                                            by
                                              ----------------------------
                                              Name:
                                              Title:





Attest:


-----------------------
Name:
Title:

DATED:


Warrant Agent's Certificate of Authentication

THE BANK OF NEW YORK,
as Warrant Agent,

  by

  --------------------------
       Authorized Signatory

                FORM OF ELECTION TO PURCHASE NOTE WARRANT SHARES
              (to be executed only upon exercise of Note Warrants)

                         HUNTSMAN PACKAGING CORPORATION


                The undersigned hereby irrevocably elects to exercise __________________ Note Warrants to acquire shares of Common Stock, no par value, of Huntsman Packaging Corporation either (i) at an exercise price per share of Common Stock of $.01 or (ii) through Cashless Exercise and otherwise on the terms and conditions specified in the Note Warrant Certificate and the Note Warrant Agreement, surrenders this Note Warrant Certificate and all right, title and interest therein to Huntsman Packaging Corporation and directs that the shares of Common Stock deliverable upon the exercise of such Note Warrants be registered or placed in the name and at the address specified below and delivered thereto.

                Check method of exercise:

                Cash Exercise            _

                Cashless Exercise        _


                In the event that the Company has not elected pursuant to
Section 3.04 of the Note Warrant Agreement to require any Holder exercising a Note Warrant to do so through a Cashless Exercise and eliminate the requirement for payment of the Exercise Price with respect to a Cashless Exercise, the undersigned represents and warrants that it (a) is not acquiring the Note Warrant Shares with a view to transferring such Note Warrant Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), (b) acknowledges that the issuance of the Note Warrant Shares has not been registered under the Securities Act and that the Note Warrant Shares may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption therefrom is available and (c) is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Securities Act (or an entity in which all of the equity owners are accredited investors of such types).



Date:              ,
     --------------

                           4
-------------------------
(Signature of Owner)

------------------------------
(Street Address)

------------------------------
(City)    (State)   (Zip Code)

Signature Guaranteed by:


------------------------------




--------------------
        (4) The signature must correspond with the name as written upon the face of the Note Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Warrant Agent.

Securities and/or check to be issued to:

Please insert social security or identifying number:

            Name:
                  ----------------------------------
            Street Address:
                            --------------------------------
            City, State and Zip Code:
                                      -----------------------------

A new Note Warrant Certificate evidencing any unexercised Note
Warrants evidenced by the within Note Warrant Certificate is to be issued to:

Please insert social security or identifying number:

            Name:
                  ----------------------------------
            Street Address:
                            --------------------------------
            City, State and Zip Code:
                                      -----------------------------

                                 ASSIGNMENT FORM

To assign this Note Warrant, fill in the form below:

I or we assign and transfer this Note Warrant to

        (Print or type assignee's name, address and zip code)
        (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint        agent to transfer this Note Warrant on the books
of the Company.  The agent may substitute another to act for him.

-----------------------------------------------------------------

Date:             Your Signature:
      ----------                  -----------------------

Signature Guaranteed by:

------------------------


-----------------------------------------------------------------
The signature must correspond with the name as written upon the face of the Note Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Warrant Agent.

                    CERTIFICATE TO BE DELIVERED UPON TRANSFER
                      OF TRANSFER RESTRICTED NOTE WARRANTS

This certificate relates to _______ Note Warrants held in (check applicable space) ___ book-entry or ___ definitive form by the undersigned.

The undersigned (check one box below)

        _       has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Note Warrant held by the Depositary a Note Warrant or Note Warrants in definitive, registered form of authorized denominations and an aggregate amount equal to its beneficial interest in such Global Note Warrant (or the portion thereof indicated above);

        _       has requested the Warrant Agent by written order to exchange or register the transfer of a Note Warrant or Note Warrants.

In connection with any transfer of any of the Note Warrants evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Note Warrants are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

        (1)     _       to the Company; or

        (2)     _       pursuant to an effective registration statement under
                        the Securities Act of 1933; or

        (3)     _       inside the United States to a "qualified institutional
                        buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

        (4)     _       to an institutional "accredited investor" (as defined in
                        Rule 501(a)(1),(2),(3) or (7) under the Securities Act of 1933) that has furnished to the Warrant Agent a signed letter containing certain representations and agreements; or

        (5)     _       pursuant to another available exemption from
                        registration provided by Rule 144 under the Securities
                        Act of 1933.

        Unless one of the boxes is checked, the Warrant Agent will refuse to register any of the Note Warrants evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Warrant Agent may require, prior to registering any such transfer of the Note Warrants, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.


                                                  ------------------------
                                                  Your Signature

Signature Guarantee:

Date:
      ----------------------        --------------------------
Signature must be guaranteed          Signature of Signature
by a participant in a                        Guarantee
recognized signature guaranty
medallion program or other
signature guarantor acceptable
to the Warrant Agent

          ------------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

                The undersigned represents and warrants that it is purchasing this Note Warrant for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
       ----------------             ------------------------------
                                        NOTICE:  To be executed by
                                                      an executive officer

                     [TO BE ATTACHED TO GLOBAL NOTE WARRANT]

                      SCHEDULE OF INCREASES OR DECREASES IN
                               GLOBAL NOTE WARRANT

                The initial amount of this Global Note Warrant is 220,000 Note Warrants. The following increases or decreases in this Global Note Warrant have been made:

Date of     Amount of decrease in Number   Amount of increase in Number   Number of Note Warrants in   Signature of authorized
Exchange    of Note Warrants in this       of Note Warrants in this       this Global Note Warrant     signatory of Warrant Agent
            Global Note Warrant            Global Note Warrant            following such decrease or
                                                                          increase

        EXHIBIT B
                                     Form of
                       Transferee Letter of Representation


Huntsman Packaging Corporation
c/o The Bank of New York
101 Barclay Street, Floor 21W
New York, New York  10286


Ladies and Gentlemen:

            This certificate is delivered to request a transfer of ________ Note Warrants to purchase Common Stock ("Note Warrants") of Huntsman Packaging Corporation (the "Company").

            Upon transfer, the Note Warrants would be registered in the name of the new beneficial owner as follows:

Name:
     ------------------------

Address:
        ---------------------

Taxpayer ID Number:
                   ----------

        The undersigned represents and warrants to you that:

        1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")), purchasing for our own account or for the account of such an institutional "accredited investor" at least (A) 250 Note Warrants prior to the separation of the Note Warrants from the Notes or (B) 25,000 after such separation, and we are acquiring the Note Warrants not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Note Warrants, and we invest in or purchase securities similar to the Note Warrants in the normal course of our business. We, and any accounts for which we are acting, are each able to bear the economic risk of our or its investment.

        2. We understand that the Note Warrants have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Note Warrants to offer, sell or otherwise transfer such Note Warrants prior to the date that is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Note Warrants (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act ("Rule 144A"), to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that is purchasing for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor," in a minimum number of Note Warrants of (A) 250 prior to the separation of the Note Warrants from the Notes or (B) 25,000 after such separation, or (e) pursuant to any other available exemption from the registration requirements of the Securities Act, including the exemption provided for by Rule 144 thereunder (if available), subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Note Warrants is proposed to be made pursuant to clause (d) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Warrant Agent, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501(a)(1),
(2), (3) or (7) under the Securities Act and that it is acquiring such Note Warrants for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Warrant Agent reserve the right prior to the offer, sale or other transfer prior to the Resale Restriction Termination Date of the Note Warrants pursuant to clause (d) or (e) above to require the delivery of an opinion of counsel, certifications or other information satisfactory to the Company and the Warrant Agent.



                                         TRANSFEREE:                 ,
                                                    -----------------
                                           by:
                                              -----------------------